UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2021

GameStop Corp.
(Exact name of Registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, TX 76051
(817) 424-2000
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock	GME	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23, 2021, GameStop Corp. (the “Company”) and James A. Bell, the Company’s Chief Financial Officer, entered into a Transition and Separation Agreement (the “Transition Agreement”). The Transition Agreement provides for Mr. Bell’s resignation from employment with the Company following a transition period ending March 26, 2021. Following such resignation and subject to his execution of a release, Mr. Bell will become entitled to the payments, rights and benefits associated with a “Good Reason” resignation under his employment agreement with the Company. Mr. Bell’s employment agreement with the Company was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 30, 2019. During his remaining period of employment, Mr. Bell will continue to serve as the Company’s Chief Financial Officer or, if the Company requests, as a Senior Adviser, to enable an orderly transfer of his duties to his successor. The foregoing description of the Transition Agreement is not complete and is qualified by reference to the full text of the agreement, a copy of which is filed herewith as Exhibit 10.1.

Mr. Bell’s resignation was not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, including accounting principles and practices.

The Company has initiated a search for a permanent Chief Financial Officer. If a permanent replacement is not in place at the time that Mr. Bell ceases to be the Chief Financial Officer, then, effective at such time, Diana Saadeh-Jajeh, who is currently serving the Company’s Senior Vice President and Chief Accounting Officer, will assume the additional role of interim Chief Financial Officer.

Ms. Saadeh-Jajeh’s biographical information is set forth in the Company’s Current Report on Form 8-K filed with the SEC on July 2, 2020, and such information is incorporated herein by reference. No family relationships exist between Ms. Saadeh-Jajeh and any of the Company’s directors or other executive officers. There are no other arrangements between Ms. Saadeh-Jajeh and any other person pursuant to which Ms. Saadeh-Jajeh was selected as an officer, nor are there any transactions to which the Company is or was a participant and in which Ms. Saadeh-Jajeh has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release announcing Mr. Bell’s resignation is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The information furnished herewith pursuant to this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Transition and Separation Agreement, dated February 23, 2021, between GameStop Corp. and James A. Bell.
99.1	Press release, dated February 23, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
(Registrant)

Date: February 23, 2021	By:	/s/ Diana Jajeh
Name: Diana Jajeh Title: Senior Vice President and Chief Accounting Officer